AlphaCentric hedged market opportunity Fund

Class A: HMXAX Class C: HMXCX Class I: HMXIX

summary PROSPECTUS

August 1, 2017

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://www.alphacentricfunds.com/literature_forms/. You can also get this information at no cost by calling 1-844-ACFUNDS (844-223-8637), emailing info@AlphaCentricFunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, each dated August 1, 2017, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY: AlphaCentric Hedged Market Opportunity Fund

Investment Objective: The Fund's objective is to achieve capital appreciation with lower overall volatility than the equity market.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund's prospectus entitled How to Buy Shares on page 43 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund's Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 51 and Waiver of Up-Front Sales Charge on Class A Shares on page 51.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.96%	1.96%	1.96%
Interest/Dividend Expense	0.36%	0.36%	0.36%
Acquired Fund Fees and Expenses[1]	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	4.38%	5.13%	4.13%
Fee Waiver and/or Expense Reimbursement[2]	(1.72)%	(1.72)%	(1.72)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.66%	3.41%	2.41%

1Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Fund's advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes and, extraordinary expenses) at 2.24%, 2.99% and 1.99% for Class A shares, Class C shares and Class I shares, respectively, through July 31, 2018. This agreement may only be terminated by the Fund's Board of Trustees on 60 days' written notice to the advisor and upon the termination of the Management Agreement between the Trust and the advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed)) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating

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expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$829	$344	$244
3	$1,679	$1,385	$1,099
5	$2,540	$2,423	$1,969
10	$4,739	$5,007	$4,210

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal period ended March 31, 2017 was 0% of the average value of its portfolio.

Principal Investment Strategies:

Under normal circumstances, the Fund invests primarily in (i) long and short call and put options on the Standard & Poor’s 500 Index (the “Index”) and/or another security that represents the return of the Index (such as exchange traded funds like the SPDR Trust Series I units (“SPDRs”)) or measures of market volatility (such as volatility exchange traded funds, which reflect the market’s expected fluctuation (volatility)), (ii) cash and cash equivalents, including affiliated and unaffiliated money market funds, and (iii) other high-quality (AA or better) short-term (less than two years) fixed income securities such as U.S. Treasury securities. Call and put options give you the right to buy (call) or sell (put), in exchange for a premium, certain underlying securities at specified prices, known as strike prices, before predetermined expiration dates. Buyers of option contracts are long, while sellers or writers of option contracts are short. The buyers believe the price of the underlying security will go down; whereas, sellers believe the price of the underlying security will go up.

The Fund invests mainly in options on the Index, but may invest in other futures markets including agricultural products, metals, currencies, interest rates and other financial instruments, as well as equity and other financial indices.  The Fund also buys and sells futures contracts themselves, and buys or sells options as hedging vehicles and to seek incremental gain.

        The Fund’s option strategy employs a systematic, rules-based program that seeks to achieve its investment objective in three ways: (1) Premium Collection – the Fund collects premiums on options it sells; (2) Volatility Trading – the Fund may enter into positions designed to hedge or profit from either an increase or a decrease in Index volatility; (3) Trend Following – the Fund may increase or decrease the balance of puts and calls based on trending market direction, however, in general, the strategy does not depend on a prediction of equity market direction, and is designed to produce returns that are not correlated with equity market returns.

The Fund seeks to hedge the risk associated with its investments by staggering the maturity dates of its option positions and by utilizing exchange-traded options guaranteed for settlement by the Options Clearing Corporation, a market clearinghouse. To further hedge

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against downward market movements, the Fund will purchase put options in a quantity roughly equal to the number of put options that it sells.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable, and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Acquired Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Affiliated Investment Company Risk. The Fund invests in affiliated underlying funds (the “Affiliated Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor or an affiliated advisor will receive more revenue to the extent it selects an Affiliated Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Affiliated Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliated Funds.

Cash or Cash Equivalents Risk: At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Derivatives Risk: Even a small investment in derivatives (which include options, futures and other transactions) may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss), and can have a significant impact on the Fund's performance. Derivatives are also subject to credit risk (the counterparty may default)

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and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Leverage Risk: Using derivatives like commodity futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

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Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-diversification Risk. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Risk.  There are risks associated with the sale and purchase of call and put options.  As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.  As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.  As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. If unhedged, a Fund’s written calls expose the Fund to potentially unlimited losses.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Turnover Risk: Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Volatility Risk. Using derivatives that can create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile, which means that the Fund’s performance may be subject to substantial short term changes up or down.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.   The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception.   Although Class A and C shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A and C shares would be different from Class I shares because Class A and C shares have different expenses than Class I shares.  Performance information for Class A and C shares will be included after the share classes have been in operation for one complete calendar year.   The performance table compares

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the performance of the Fund’s Class I shares over time to the performance of a broad-based market index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  The Fund acquired all of the assets and liabilities of Theta Funds, L.P. (the “Predecessor Fund”) in a tax-free reorganization on September 30, 2016.  In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund, so the Predecessor Fund became the Class I shares of the Fund.  The Fund’s investment objective, policies and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The performance information set forth below reflects the historical performance of the Predecessor Fund shares.

Annual Total Returns

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 7.22% (quarter ended December 31, 2013), and the lowest return for a quarter was (4.58)% (quarter ended December 31, 2014). The Fund’s Class I year-to-date return for the period ended June 30, 2017 was 2.79%.

The following table shows the average annual returns for the Predecessor Fund which includes all of its actual fees and expenses over various periods ended December 31, 2016. The Predecessor Fund did not have a distribution policy. It was an unregistered limited partnership, did not qualify as a regulated investment company for federal income tax purposes and it did not pay dividends and distributions. As a result of the different tax treatment, we are unable to show the after-tax returns for the Predecessor Fund. The index information is intended to permit you to compare the Predecessor Fund’s performance to a broad measure of market performance.

Average Annual Total Returns

(For periods ended December 31, 2016)

Class I	1 Year	5 Year	Since inception (September, 2011)
Return Before Taxes	3.68%	11.25%	12.02%
Return After Taxes on Distributions	3.64%	11.24%	12.01%
Return After Taxes on Distributions and Sale of Fund Shares	2.12%	8.97%	9.64%
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S&P 500 TR Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	14.51%
IQ Hedge Long/Short Beta Total Return Index (reflects no deduction for fees, expenses or taxes)	0.79%	0.96%	4.58%

* Includes the effect of performance fees paid by the investors of the Predecessor Fund.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.

Updated performance information will be available at no cost by calling 1-844-ACFUNDS (844-223-8637) or visiting the Fund’s website at www.AlphaCentricFunds.com.

Advisor: AlphaCentric Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Portfolio Managers: Russell Kellites is the Fund’s Portfolio Manager and is primarily responsible for the day to day management of the Fund's portfolio. He has served the Fund in this capacity since the Fund commenced operations in 2011.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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